S-K 1603, SPAC Sponsor; Conflicts of Interest	Dec. 31, 2025
SPAC Sponsor, its Affiliates and Promoters [Line Items]
SPAC Sponsor, Controlling Persons [Table Text Block]	The Sponsor is controlled by Justin Mirro, who serves as Chairman of the Kensington Board. Mr. Mirro and a trust for the benefit of his family members have an indirect interest in an aggregate of approximately 30.1% of the Founder Shares through their membership interests in the Sponsor. Of the 9,857,142 Founder Shares owned by the Sponsor (of which an aggregate of 7,392,856 are subject to forfeiture pursuant to the Sponsor Lock-Up Agreement), (i) Kensington’s officers and directors and trusts for the benefit of their family members collectively have an indirect interest in an aggregate of 8,182,142 Founder Shares, and (ii) the other members of the Sponsor, all of whom are passive investors, collectively have an indirect interest in an aggregate of 1,675,000 Founder Shares. The 9,857,142 shares of New Nth Cycle Common Stock that the Sponsor and its permitted transferees will receive upon conversion of such Founder Shares in the Business Combination, if unrestricted and freely tradable, would have had an aggregate market value of approximately $91.6 million based on the closing price of $10.17 per Kensington New Unit and the closing price of $1.17 per Kensington Warrant on the NYSE on July 31, 2026. However, given such shares of New Nth Cycle Common Stock will be subject to lock-up restrictions and are subject to forfeiture, we believe such shares will have less value.
SPAC Sponsor, Direct and Indirect Material Interest Holders [Table Text Block]	(i) Kensington’s officers and directors and trusts for the benefit of their family members collectively have an indirect interest in an aggregate of 8,182,142 Founder Shares, and (ii) the other members of the Sponsor, all of whom are passive investors, collectively have an indirect interest in an aggregate of 1,675,000 Founder Shares.